DEBT REPAYMENT	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
MATURITIES OF CONVERTIBLE PROMISSORY NOTES

NOTE 6 – MATURITIES OF CONVERTIBLE PROMISSORYNOTES

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During the six months ended June 30, 2012, outstanding convertiblepromissory notes with a principal amount of $2,025,000 reachedtheir original maturity dates. Holders of $200,000 of these noteselected to convert the notes, along with accrued interest of$20,936, into 368,227 shares of common stock in accordance with theterms of the notes. Holders of $1,550,000 of these maturing noteselected to extend the Original Maturity Dates of the notes by 90days with no change to the interest rate of the notes or the numberof warrant shares issued with the notes. For the remaining maturingnotes totaling $275,000, the Company exercised its First ExtensionOption to extend the Original Maturity Dates of the notes by 90days which increased the interest rate on the notes from 12% to 15%and required the Company to issue additional warrants to the noteholders for 18,334 shares of common stock pursuant to the terms ofthe Secured Notes described in Note 5 – Private Placement.Holders of $100,000 of the $275,000 notes for which the FirstExtension Option was exercised, elected to convert their notes andthe accrued interest thereon into 157,544 shares of commonstock.

NOTE 13 – DEBT REPAYMENT

In March 2011, the Company initiated an offering to raise funds to repay approximately $1,960,000 of existing debt obligations of AbTech that were then due or would become due during 2011 (the “Targeted Notes”). Investors in the offering (“New Investors”) were given the option to either purchase a portion of the Targeted Notes and convert it immediately to ABHD common stock, or buy new convertible notes from ABHD (the “New Notes”) that would convert to ABHD common stock. The intended objective was to complete the transactions with the same net effect as if all the Targeted Notes were converted by their terms to ABHD common stock. Accordingly, the conversion rate given New Investors for conversion of either the purchased Targeted Notes or the New Notes was a blended rate of approximately $0.57 per share. The Company received $747,100 from New Investors interested in purchasing Targeted Notes. These funds were forwarded to the Targeted Note Holders to purchase the Targeted Notes. The New Investors subsequently converted the purchased Targeted Notes to 1,320,454 shares of ABHD common stock.

In addition, during the nine months ended September 30, 2011, the Company received $975,000 from New Investors interested in buying New Notes. From these proceeds the Company repaid approximately $604,100 of outstanding debt and used the balance of the funds for operating capital. The New Notes were all automatically converted to shares of ABHD common stock resulting in the issuance of 1,723,255 shares of common stock by the Company.

Due to the beneficial conversion feature implied in these transactions, at the time of each investment by a New Investor the applicable Targeted Notes or New Notes were discounted by the lesser of: (i) the intrinsic value of the beneficial conversion feature, or (ii) the proceeds realized from the New Investor. These discounts aggregated $1,620,955 and were charged to additional paid in capital and interest expense. The Targeted Notes that were purchased by New Investors and the New Notes issued to New Investors were converted by the New Investors into shares of ABHD common stock during the second quarter of 2011 and upon such conversion the discounts were charged to income as interest expense.